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Exhibit 99.1

        LETTER OF TRANSMITTAL

American Axle & Manufacturing, Inc.

OFFERS TO EXCHANGE
$700,000,000 OUTSTANDING 6.250% SENIOR NOTES DUE 2025
FOR
REGISTERED 6.250% SENIOR NOTES DUE 2025

AND

$500,000,000 OUTSTANDING 6.500% SENIOR NOTES DUE 2027
FOR
REGISTERED 6.500% SENIOR NOTES DUE 2027

PURSUANT TO THE PROSPECTUS
DATED                    , 2017

        THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 p.m., NEW YORK CITY TIME, ON                        , 2017, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 p.m., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The information agent and exchange agent for the exchange offers is:

U. S. Bank National Association

By Mail or in Person
U. S. Bank National Association
535 Griswold Street, Suite 550
Detroit, Michigan 48226
Attention: James Kowalski

By Email or Facsimile Transmission (for Eligible Institutions Only)
Email: james.kowalski@usbank.com
Facsimile: (313) 963-9428

For Information and to Confirm by Telephone
(313) 234-4716

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED.

        The undersigned hereby acknowledges receipt of the prospectus dated                    , 2017 (the "Prospectus") of American Axle & Manufacturing,  Inc., a Delaware corporation ("AAM Inc."), and this Letter of Transmittal (or a facsimile thereof, the "Letter of Transmittal"), which together constitute AAM Inc.'s offers to exchange (the "exchange offers") all of its issued and outstanding 6.250% Senior Notes due 2025 (the "2025 Restricted Notes") for an equivalent principal amount of registered 6.250% Senior Notes due 2025 (the "2025 Exchange Notes"), and all of its outstanding 6.500% Senior Notes due 2027 (the "2027 Restricted Notes") for an equivalent principal amount of registered 6.500% Senior Notes due 2027 (the "2027 Exchange Notes"), pursuant to a registration statement of which the Prospectus is a part. The 2025 Restricted Notes and the 2027 Restricted Notes are collectively referred to as the "Restricted Notes." The 2025 Exchange Notes and the 2027 Exchange Notes are collectively referred to as the "Exchange Notes." All references to the Exchange Notes and Restricted Notes include references to the related guarantees, as appropriate. The Restricted Notes were issued in private transactions on March 9, 2017, which are not subject to the registration requirements of the Securities Act. Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

        AAM Inc. reserves the right, at any time or from time to time, to extend the exchange offers at its discretion, in which event the term "Expiration Date" shall mean the latest date and time to which the exchange offers are extended.

        This Letter of Transmittal is to be used by a holder of Restricted Notes if (i) Restricted Notes are to be physically forwarded herewith to the exchange agent or (ii) delivery of Restricted Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers—Procedures for Tendering Restricted Notes." Tenders by book-entry transfer may also be made by delivering an agent's message (as defined in the Prospectus) pursuant to DTC's Automated Tender Offer Program in lieu of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The term "holder" with respect to the exchange offers means any person in whose name Restricted Notes are registered on the books of AAM Inc. or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers. Holders who wish to tender their Restricted Notes must complete this Letter of Transmittal in its entirety.

        Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance for additional copies of the Prospectus and this Letter of Transmittal may be directed to the exchange agent.

        List below the Restricted Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF RESTRICTED NOTES TENDERED

Tendered Restricted Note(s)

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on the Restricted Notes. (Please Fill in, if Blank).	Series of Restricted Notes (Please check applicable boxes)	Certificate Number(s)*	Aggregate Principal Amount Represented by Restricted Notes*	Principal Amount Tendered**

☐ 6.550% Senior Notes Due 2025

☐ 6.500% Senior Notes Due 2027

Total Principal Amount

*	Need not be completed if Restricted Notes are being transferred by book-entry transfer. Such holders should check the boxes below as appropriate and provide the requested information.
**	Unless otherwise indicated, any tendering holder of Restricted Notes will be deemed to have tendered the entire aggregate principal amount represented by such Restricted Notes. Notes may be tendered and accepted for payment only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

 SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Subject to the terms and conditions of the exchange offers, the undersigned hereby tenders to AAM Inc. for exchange the principal amount of Restricted Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to AAM Inc. all right, title and interest in and to the Restricted Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, as its agent, attorney-in-fact and proxy (with full knowledge that the exchange agent also is acting as the agent of AAM Inc. in connection with the exchange offers) with respect to the tendered Restricted Notes with full power of substitution to:

  •
  deliver such Restricted Notes, or transfer ownership of such Restricted Notes on the account books maintained by DTC, to AAM Inc. and deliver all accompanying evidence of transfer and authenticity, and

  •
  present such Restricted Notes for transfer on the books of AAM Inc. and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes,

all in accordance with the terms of the exchange offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that AAM Inc. will acquire good and unencumbered title to the Restricted Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by AAM Inc..

        The undersigned acknowledge(s) that these exchange offers are being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991), Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) and Brown & Wood LLP, SEC No-Action Letter (available February 7, 1997), that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Restricted Notes exchanged for such Exchange Notes directly from AAM Inc. to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of AAM Inc. within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes. The undersigned specifically represent(s) to AAM Inc. that:

  •
  it is not an affiliate of AAM Inc. within the meaning of Rule 405 of the Securities Act or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable;

  •
  it is not participating, and it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act;

  •
  if it is a broker-dealer, it has not entered into any arrangement or understanding with AAM Inc. or any of AAM Inc.'s affiliates to distribute the Exchange Notes;

  •
  it is acquiring the Exchange Notes in the ordinary course of its business; and

  •
  it is not acting on behalf of any person or entity that could not truthfully make these representations.

        If the exchange offeree is a broker-dealer holding Restricted Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Restricted Notes pursuant to the exchange offers.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it acknowledges and represents that (i) such outstanding Restricted Notes were acquired by it as a result of market-making activities or other trading activities and (ii) it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned acknowledges that if the undersigned is participating in the exchange offers for the purpose of distributing the Exchange Notes:

  •
  the undersigned cannot rely on the position of the staff of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

  •
  failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by AAM Inc..

        The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or AAM Inc. to be necessary or desirable to complete the exchange, assignment and transfer of the Restricted Notes tendered hereby, including the transfer of such Restricted Notes on the account books maintained by DTC.

        For purposes of the exchange offers, AAM Inc. shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if AAM Inc. gives oral or written notice thereof to the exchange agent. Any tendered Restricted Notes that are not accepted for exchange pursuant to the exchange offers for any reason will be returned, without expense (subject to Instruction 6), to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        The undersigned acknowledges that the acceptance of properly tendered Restricted Notes by AAM Inc. pursuant to the procedures described under the caption "The Exchange Offers—Procedures for Tendering Restricted Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and AAM Inc. upon the terms and subject to the conditions of the exchange offers.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange, and return any Restricted Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and any Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange in the name(s) of, and return any Restricted Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that AAM Inc. has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Restricted Notes from the name of the registered holder(s) thereof if AAM Inc. does not accept for exchange any of the Restricted Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)
To be completed ONLY (i) if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Restricted Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.	To be completed ONLY if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Exchange Notes and/or Restricted Notes to:
Issue Exchange Notes and/or Restricted Notes to:		Name:

(Please Print or Type)
Name:		Address:

(Please Print or Type)
Address:

(Include Zip Code)

	(Include Zip Code)		(Tax Identification or Social Security Number) (See IRS Form W-9 Included Herein)

(Tax Identification or Social Security Number) (See IRS Form W-9 Included Herein)
☐	Credit unexchanged Restricted Notes delivered by book-entry transfer to DTC account number set forth below:
DTC account number:

(Please Complete IRS Form W-9 Herein, See Instruction 7)

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT RESTRICTED NOTES
ARE BEING PHYSICALLY TENDERED HEREBY
(Complete Accompanying Substitute Form W-9 on Reverse Side)

X:

X:

(Signature(s) of Registered Holder(s) of Restricted Notes)

Dated:                        , 2017

(The above lines must be signed by the registered holder(s) of Restricted Notes as name(s) appear(s) on the Restricted Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Restricted Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by AAM Inc., submit evidence satisfactory to AAM Inc. of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Address Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required by Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:                        , 2017

 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Restricted Notes or Book-Entry Confirmations.    All physically delivered Restricted Notes or any confirmation of a book-entry transfer to the exchange agent's account at DTC of Restricted Notes tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message (as defined in the Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 11:59 p.m., New York City time, on the expiration date. The method of delivery of the tendered Restricted Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Restricted Notes should be sent to AAM Inc..

        2.    Tender by Holder.    Only a holder of Restricted Notes may tender such Restricted Notes in the exchange offers. Any beneficial owner of Restricted Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Restricted Notes, either make appropriate arrangements to register ownership of the Restricted Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder.

        3.    Partial Tenders.    Tenders of Restricted Notes will be accepted only in a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof. Holders who tender less than all of their Restricted Notes must continue to hold Restricted Notes in the minimum denomination of $1,000. If less than the entire principal amount of any Restricted Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box titled "Description of Restricted Notes Tendered" above. The entire principal amount of Restricted Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered and Exchange Notes issued in exchange for any Restricted Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Restricted Notes are accepted for exchange.

        4.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Restricted Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Restricted Notes.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Restricted Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Restricted Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Restricted Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Restricted Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder (or holders) appears on the Restricted Notes.

        If this Letter of Transmittal (or facsimile hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by AAM Inc., evidence satisfactory to AAM Inc. of their authority to act must be submitted with this Letter of Transmittal.

        Endorsements on Restricted Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution.

        No signature guarantee is required if:

  •
  this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Restricted Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Restricted Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant's account at DTC) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

  •
  such Restricted Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

        5.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        6.    Transfer Taxes.    AAM Inc. will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the exchange offers. If, however, Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE RESTRICTED NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

        7.    Taxpayer Identification Number; Backup Withholding; IRS Form W-9.    U.S. federal income tax laws generally require that a tendering holder provides the exchange agent with such holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the "IRS Form W-9"), which in the case of a holder who is an individual, is his or her social security number. If the tendering holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, failure to provide the exchange agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering holder pursuant to the exchange offers at a current rate of 28%. If withholding results in an overpayment of taxes, the holder may obtain a refund from the IRS.

        Exempt holders of the Restricted Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that (a) such holder is a U.S. person (including a resident alien), (b) the TIN provided is correct (or that such Holder is awaiting a TIN), (c) such holder is not subject to backup witholding because (i) such holder is exempt from backup withholding, or (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding and (d) the Foreign Account Tax Compliance Act (FATCA) code(s) entered on the IRS Form W-9 (if any) indicating the holder is exempt from FATCA reporting is correct. If a tendering holder has been notified by the IRS that such holder is subject to backup withholding, such holder must cross out item (2) on the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. If the Restricted Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing "Applied For" on the IRS Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the exchange agent.

        A tendering holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN or W-8BEN-E, as applicable, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the exchange agent at the address on the face of this Letter of Transmittal.

        FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN, IRS Form W-8BEN-E OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

        8.    Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by AAM Inc. in its sole discretion, which determination will be final and binding. AAM Inc. reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the acceptance of which would, in the opinion of AAM Inc. or its counsel, be unlawful. AAM Inc. also reserves the absolute right to waive any conditions of the exchange offers or defects or irregularities in tenders as to particular Restricted Notes. The interpretation of the terms and conditions by AAM Inc. of the exchange offers (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as AAM Inc. shall determine. Neither AAM Inc., the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Restricted Notes nor shall any of them incur any liability for failure to give such information.

        9.    Waiver of Conditions.    AAM Inc. reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offers set forth in the Prospectus.

        10.    No Conditional Tender.    No alternative, conditional, irregular or contingent tender of Restricted Notes or transmittal of this Letter of Transmittal will be accepted.

        11.    Mutilated, Lost, Stolen or Destroyed Restricted Notes.    Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

        12.    Requests for Assistance or Additional Copies.    Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers.

        13.    Withdrawal.    Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange Offers—Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE RESTRICTED NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Instructions for the Requester of Form W-9 (Rev. December 2014) Request for Taxpayer Identification Number and Certification

Section references are to the Internal Revenue Code unless otherwise noted.

Future Developments

For the latest developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/w9.

Reminders

Foreign Account Tax Compliance Act (FATCA). FATCA requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Form W-9 and the Instructions for the Requester of Form W-9 have an Exemptions box on the front of the form that includes entry for the Exempt payee code (if any) and Exemption from FATCA Reporting Code (if any). The references for the appropriate codes are in the Exemptions section of Form W-9, and in the Payees Exempt from Backup Withholding and Payees and Account Holders Exempt From FATCA Reporting sections of these instructions.

    The Certification section in Part II of Form W-9 includes certification relating to FATCA reporting.

Payment card and third party network transactions. References to payments made in settlement of payment card and third party network transactions are included in the Purpose of Form section of Form W-9. For more information, see the Instructions for Form 1099-K, Payment Card and Third Party Network Transactions on IRS.gov. Also, visit www.irs.gov/1099k.

Backup withholding rate.  The backup withholding rate is 28% for reportable payments.

TIN matching e-services.  The IRS website offers TIN Matching e-services for certain payers to validate name and TIN combinations. See Taxpayer Identification Number (TIN) Matching on page 4.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See Purpose of Form on Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome a presumption of foreign status. For federal purposes, a U.S. person includes but is not limited to:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• Any estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

    A partnership may require a signed Form W-9 from its U.S. partners to overcome a presumption of foreign status and to avoid withholding on the partner's allocable share of the partnership's effectively connected income. For more information, see Regulations section 1.1446-1.

    Advise foreign persons to use the appropriate Form W-8 or Form 8233, Exemption From Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, for more information and a list of the W-8 forms.

    Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or Pub. 519, U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

Requesters may establish a system for payees and payees' agents to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.

Payee's agent.  A payee's agent can be an investment advisor (corporation, partnership, or individual) or an introducing broker. An investment advisor must be registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The introducing broker is a broker-dealer that is regulated by the SEC and the National Association of Securities Dealers, Inc., and that is not a payer. Except for a broker who acts as a payee's agent for "readily tradable instruments," the advisor or broker must show in writing to the payer that the payee authorized the advisor or broker to transmit the Form W-9 to the payer.

Electronic system.  Generally, the electronic system must:

• Ensure the information received is the information sent, and document all occasions of user access that result in the submission;

• Make reasonably certain that the person accessing the system and submitting the form is the person identified on Form W-9, the investment advisor, or the introducing broker;

• Provide the same information as the paper Form W-9;

• Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it; and

• Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

Cat. No. 20479P

Dec 15, 2014

For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.

    For more details, see the following.

• Announcement 98-27, which is on page 30 of Internal Revenue Bulletin 1998-15 at www.irs.gov/pub/irs-irbs/irb98-15.pdf.

• Announcement 2001-91, which is on page 221 of Internal Revenue Bulletin 2001-36 at www.irs.gov/pub/irs-irbs/irb01-36.pdf.

Individual Taxpayer Identification Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct name and TIN. For individuals, the TIN is generally a social security number (SSN).

    However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

    These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.

    You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly state (as shown on the official Form W-9) that under penalties of perjury:

    1.  The payee's TIN is correct,

    2.  The payee is not subject to backup withholding due to failure to report interest and dividend income,

    3.  The payee is a U.S. person, and

    4.  The FATCA code entered on this form (if any) indicating that the payee is exempt from FATCA reporting is correct.

    You may provide certification instructions on a substitute Form W-9 in a manner similar to the official form. If you are not collecting a FATCA exemption code by omitting that field from the substitute Form W-9 (see Payees and Account Holders Exempt From FATCA Reporting, later), you may notify the payee that item 4 does not apply.

    You may not:

    1.  Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications, or

    2.  Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

    A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly stated.

    If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

    "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

    If you use a substitute form, you are required to provide the Form W-9 instructions to the payee only if he or she requests them. However, if the IRS has notified the payee that backup withholding applies, then you must instruct the payee to strike out the language in the certification that relates to underreporting. This instruction can be given orally or in writing. See item 2 of the Certification on Form W-9. You can replace "defined below" with "defined in the instructions" in item 3 of the Certification on Form W-9 when the instructions will not be provided to the payee except upon request. For more information, see Rev. Proc. 83-89,1983-2 C.B. 613; amplified by Rev. Proc. 96-26, which is on page 22 of Internal Revenue Bulletin 1996-8 at www.irs.gov/pub/irs-irbs/irb96-08.pdf.

TIN Applied for

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part I. This is an "awaiting-TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.

Reserve rule.  You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves an amount equal to the current year's backup withholding rate on all reportable payments made to the account.

Alternative rule.  You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

    Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

    Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup

Instr. for Req. of Form W-9 (Rev. 12-2014)

withholding immediately, even if the payee has applied for and is awaiting a TIN.

Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

If you do not collect backup withholding from affected payees as required, you may become liable for any uncollected amount.

Payees Exempt From Backup Withholding

The following payees are exempt from backup withholding with respect to the payments below, and should enter the corresponding exempt payee code on Form W-9. If a payee is not exempt, you are required to backup withhold on reportable payments if the payee does not provide a TIN in the manner required or sign the certification, if required.

    1.  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

    2.  The United States or any of its agencies or instrumentalities;

    3.  A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions, agencies, or instrumentalities;

    4.  A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

    5.  A corporation;

    6.  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession;

    7.  A futures commission merchant registered with the Commodity Futures Trading Commission;

    8.  A real estate investment trust;

    9.  An entity registered at all times during the tax year under the Investment Company Act of 1940;

    10.  A common trust fund operated by a bank under section 584(a);

    11.  A financial institution;

    12.  A middleman known in the investment community as a nominee or custodian; or

    13.  A trust exempt from tax under section 664 or described in section 4947.

    The following types of payments are exempt from backup withholding as indicated for payees listed in 1 through 13, above.

Interest and dividend payments.  All listed payees are exempt except the payee in item 7.

Broker transactions.  All payees listed in items 1 through 4 and 6 through 11 are exempt. Also, C corporations are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends.  Only payees listed in items 1 through 4 are exempt.

Payments reportable under sections 6041 and 6041A.  Payees listed in items 1 through 5 are generally exempt.

    However, the following payments made to a corporation and reportable on Form 1099-MISC, Miscellaneous Income, are not exempt from backup withholding.

• Medical and health care payments.

• Attorneys' fees (also gross proceeds paid to an attorney, reportable under section 6045(f)).

• Payments for services paid by a federal executive agency. (See Rev. Rul. 2003-66, which is on page 1115 of Internal Revenue Bulletin 2003-26 at www.irs.gov/pub/irs-irbs/irb03-26.pdf.)

Payments made in settlement of payment card or third party network transactions.  Only payees listed in items 1 through 4 are exempt.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N, and 6050W and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends

• Payments to nonresident aliens subject to withholding under section 1441.

• Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

• Payments of patronage dividends not paid in money.

• Payments made by certain foreign organizations.

• Section 404(k) distributions made by an ESOP.

Interest payments

• Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

• Payments described in section 6049(b)(5) to nonresident aliens.

• Payments on tax-free covenant bonds under section 1451.

• Payments made by certain foreign organizations.

• Mortgage or student loan interest paid to you.

Other types of payment

• Wages.

• Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, an owner-employee plan, or other deferred compensation plan.

• Distributions from a medical or health savings account and long-term care benefits.

• Certain surrenders of life insurance contracts.

• Distribution from qualified tuition programs or Coverdell ESAs.

• Gambling winnings if regular gambling winnings withholding is required under section 3402(q). However, if regular gambling winnings withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

• Real estate transactions reportable undersection 6045(e).

• Cancelled debts reportable under section 6050P.

Instr. for Req. of Form W-9 (Rev. 12-2014)

• Fish purchases for cash reportable under section 6050R.

Payees and Account Holders Exempt From FATCA Reporting

Reporting under chapter 4 (FATCA) with respect to U.S. persons generally applies only to foreign financial institutions (FFI) (including a branch of a U.S. financial institution that is treated as an FFI under an applicable intergovernmental agreement (IGA)). Thus, for example, a U.S. financial institution maintaining an account in the United States does not need to collect an exemption code for FATCA reporting. If you are providing a Form W-9, you may pre-populate the FATCA exemption code with "Not Applicable," "N/A," or a similar indication that an exemption from FATCA reporting does not apply. Any payee that provides such a form, however, cannot be treated as exempt from FATCA reporting. For details on the FATCA reporting requirements, including specific information regarding which financial institutions are required to report, see sections 1471 to 1474 and related regulations. See Regulations section 1.1471-3(d)(2) for when an FFI may rely on documentary evidence to treat a U.S. person as other than a specified U.S. person and see Regulations section 1.1471-3(f)(3) for when an FFI may presume a U.S. person as other than a specified U.S. person.

    If you receive a Form W-9 with a FATCA exemption code and you know or have reason to know the person is a specified U.S. person, you may not rely on the Form W-9 to treat the person as exempt from FATCA reporting. However, you may still rely on an otherwise completed Form W-9 to treat a person as a specified U.S. person. An exemption from FATCA reporting (or lack thereof) does not affect backup withholding as described earlier in these instructions. The following are not specified U.S. persons and are thus exempt from FATCA reporting:

    A. An organization exempt from tax under section 501(a), or any individual retirement plan as defined in section 7701(a)(37);

    B. The United States or any of its agencies or instrumentalities;

    C. A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions, agencies, or instrumentalities;

    D. A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg, section 1.1472-1(c)(1)(i);

    E. A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i);

    F.  A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any State;

    G. A real estate investment trust;

    H. A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940;

    I.   A common trust fund as defined in section 584(a);

    J.  A bank as defined in section 581;

    K. A broker;

    L.  A trust exempt from tax under section 664 or described in section 4947; or

    M. A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

    1.  Every joint payee provides the statement regarding foreign status, or

    2.  Any one of the joint payees who has not established foreign status gives you a TIN.

    If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

    For more information on foreign payees, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Names and TINs To Use for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line of the information return only the name of the payee whose TIN is shown on Form W-9. You may show the names of any other individual payees in the area below the first name line on the information return. Forms W-9 showing an ITIN must have the name exactly as shown on line 1a of the Form W-7 application.

For more information on the names and TINs to use for information reporting, see section J of the General Instructions for Certain Information Returns.

Notices From the IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. (See Taxpayer Identification Number (TIN) Matching.) You may have to send a "B" notice to the payee to solicit another TIN. Pub. 1281, Backup Withholding for Missing and Incorrect Name/TIN(s), contains copies of the two types of "B" notices.

Taxpayer Identification Number (TIN) Matching

TIN Matching allows a payer or authorized agent who is required to file Forms 1099-B, DIV, INT, K, MISC, OID, and/or PATR to match TIN and name combinations with IRS records before submitting the forms to the IRS. TIN Matching is one of the e-services products that is offered and is accessible through the IRS website. Go to IRS.gov and enter e-services in the search box. It is anticipated that payers who validate the TIN and name combinations before filing information returns will receive fewer backup withholding (CP2100) notices and penalty notices.

Additional Information

For more information on backup withholding, see Pub. 1281.

Instr. for Req. of Form W-9 (Rev. 12-2014)

        Questions and requests for assistance may be directed to the information agent and exchange agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter of Transmittal or other materials related to the exchange offers may be obtained from the information agent and exchange agent or from brokers, dealers, commercial banks or trust companies.

The information agent and exchange agent for the exchange offers is:

U. S. Bank National Association

By Mail or in Person
U. S. Bank National Association
535 Griswold Street, Suite 550
Detroit, Michigan 48226
Attention: James Kowalski

By Email or Facsimile Transmission (for Eligible Institutions Only)
Email: james.kowalski@usbank.com
Facsimile: (313) 963-9428

For Information and to Confirm by Telephone
(313) 234-4716

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